Exhibit 99.1

Shaping the Future: Creating a Global Industry Leader

Forward-Looking Statements These materials include "forward-looking statements" (as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) including statements regarding, among other things, the benefits of the combination with Inco and the combined company's plans, objectives, expectations and intentions. All statements other than historical information are forward-looking statements. These forward-looking statements are based on management's current beliefs and expectations, speak only as of the date made, and are subject to a number of significant risks and uncertainties that cannot be predicted or quantified and are beyond our control. Future developments and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. The following factors, among others, could cause actual results to differ from those described in the forward- looking statements in this document: (i) the ability to obtain governmental approvals of the combination on the proposed terms and schedule; (ii) the failure of Inco's shareholders to approve the plan of arrangement; (iii) the failure of Phelps Dodge's shareholders to authorize the issuance of Phelps Dodge common shares, the change of Phelps Dodge's name to (Phelps Dodge Inco) and an increase in the size of Phelps Dodge's board of directors as required under the combination agreement; (iv) the risks that the businesses of Phelps Dodge and Inco and/or Falconbridge will not be integrated successfully; (v) the risks that the cost savings, growth prospects and any other synergies from the combination may not be fully realized or may take longer to realize than expected; (vi) the risks that the cost savings, growth prospects and any other synergies from the combination may not be fully realized or may take longer to realize than expected; (vi) the combined company's inability to refinance indebtedness incurred in connection with the combination on favorable terms or at all; (vii) the possibility that Phelps Dodge will combine with Inco only; (viii) the possible impairment of goodwill resulting from the combination and the resulting impact on the combined company's assets and earnings; and (ix) additional factors that may affect future results of the combined company set forth in Phelps Dodge's, Inco's and Falconbridge's filings with the Securities and Exchange Commission, which filings are available at the SEC's Web site at (www.sec.gov). Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Supplemental Data These materials also include terms used to describe supplemental data. Any such data or terms are not a substitute for any U.S. generally accepted accounting principle measure and should be evaluated within the context of our U.S. GAAP results. Any such references may not be comparable to similarly titled measures reported by other companies. As required by Regulation G, we have posted on our Web site - www.phelpsdodge.com - a full reconciliation of non-GAAP financial measures to U.S. GAAP financial measures. Unless otherwise indicated, all information in this presentation relating to Phelps Dodge is on a post-FIN-46 basis (i.e., Candelaria and El Abra are fully consolidated with minority interests shown separately rather than a pro rata consolidation). Note: In connection with the proposed combination, Phelps Dodge intends to file a preliminary proxy statement on Schedule 14A with the SEC. Investors are urged to read the proxy statement (including all amendments and supplements to it) when it is filed because it contains important information. Investors may obtain free copies of the proxy statement, as well as other filings containing information about Phelps Dodge, Inco and Falconbridge, without charge, at the SEC's Web site (www.sec.gov). Copies of Phelps Dodge's filings may also be obtained without charge from Phelps Dodge at Phelps Dodge's Web site (www.phelpsdodge.com) or by directing a request to Phelps Dodge, One North Central Avenue, Phoenix, Arizona 85004-4415, Attention: Assistant General Counsel and Corporate Secretary, (602) 366-9100.

Webcast Details Webcast: www.phelpsdodgeinco.com www.phelpsdodge.com www.inco.com www.falconbridge.com

Key Participants J. Steven Whisler Chairman and Chief Executive Officer - Phelps Dodge Scott M. Hand Chairman and Chief Executive Officer - Inco Derek G. Pannell Chief Executive Officer - Falconbridge Timothy R. Snider President and Chief Operating Officer - Phelps Dodge Ramiro G. Peru Executive Vice President and Chief Financial Officer - Phelps Dodge

Transaction Rationale

Creating a Global Industry Leader Preeminent North American-based miner Industry leader in safe production Pro forma enterprise value of US$56 billion (1) Diversity of commodities, markets and geographies Leading global market positions #1 in nickel #2 in molybdenum #2 in copper #3 in cobalt Quality assets with long-lived reserves Global scale with superior growth pipeline Proven operating capabilities, project management and industry-leading technology Significant synergies of approximately $900 million Combination of experienced and proven management teams Financial strength and capital access to invest in growth Clear potential for multiple expansion Significant Value Enhancement for All Shareholders (1) Pro forma enterprise value as of June 23, 2006 1

Agreed Transaction (1) Premium to June 23, 2006, closing price Offer Price: C$80.13/share for Inco C$62.11/share for Falconbridge Premium (1): 22.8% for Inco 11.9% for Falconbridge Consideration Mix: C$17.50 + 0.672 Phelps Dodge shares for each Inco share Approximately C$14 billion in cash (three-way) Approximately 301 million shares (three-way) Structure: Plan of Arrangement Amended Support Agreement Up to US$5.0 billion Share Repurchase Program Inclusive of up to US$3.0 billion Convertible Subordinated Note purchase commitment Key Conditions: Phelps Dodge and Inco shareholder votes Not conditioned on Inco / Falconbridge merger completion Regulatory approvals Name: Phelps Dodge Inco Corporation Headquarters: Corporate, Copper Division: Phoenix, Arizona Nickel Division: Toronto, Ontario Timing: Expected close: September 2006 2

Creation of a Global Industry Leader BHP Billiton Rio Tinto Anglo CVRD Phelps Dodge Inco Alcoa Xstrata Barrick Newmont Alcan Norilsk 122.592 80.163 68.183 59.248 56 33.042 30.154 27.58 22.579 21.746 18.31 Note: Stock prices as of June 23, 2006. Phelps Dodge Inco based on pro forma standalone enterprise values and does not include any impact of multiple re-rating or synergies. "Enterprise Value" means equity value plus net debt, preferred stock and minority interest less investments in unconsolidated affiliates. Enterprise Value (US$ in billions) "Super Majors" 3

Scale and Breadth of Core Operations Phelps Dodge Today 13,500 employees Operations, projects and offices in 23 countries Phelps Dodge Inco 40,000 employees Operations, projects and offices in more than 40 countries Inco Today 12,000 employees Operations, projects and offices in 12 countries Falconbridge Today 14,500 employees Operations, projects and offices in 18 countries Copper Operations Copper Development Nickel Operations Nickel Development 4

Global Reach Focused on Low-Risk Geographies North America Chile Peru Other P 70 18 9 3 North America Europe Asia Other I 37 16 31 16 North America Chile Peru Other F 63 19 6 12 North America Chile Peru Other Asia Europe East 59 15 6 10 7 3 2005 Revenue: US$8.3 billion 2005 Revenue: US$4.5 billion 2005 Revenue: US$8.1 billion 2005 Revenue: US$21.0 billion Phelps Dodge Inco Falconbridge + + = Phelps Dodge Inco 5 Note: Segmentation based on net sales to customers in dollars.

Enhanced Commodity Diversification Copper Moly P 77 23 Copper Cobalt Other Nickel I 9 1 7 83 Copper Other Nickel Cobalt F 54 19 25 2 Copper Moly Nickel Other Cobalt East 53 9 28 9 1 2005 Revenue: US$8.3 billion 2005 Revenue: US$4.5 billion 2005 Revenue: US$8.1 billion 2005 Revenue: US$21.0 billion + + Phelps Dodge Inco Falconbridge = Phelps Dodge Inco 6

Leading Market Positions in Key Commodities Source: Public filings, Phelps Dodge research. Note: Copper, molybdenum and refined cobalt represent proportionate share of production. Top Molybdenum Producers (2005) (Pounds in millions) Top Copper Producers (2005) (Pounds in millions) Top Nickel Producers (2005) (Pounds in millions) Top Refined Cobalt Producers (2005) (Pounds in millions) 7

Commitment to Excellence Industry leader in safety - Zero and Beyond Committed to working with communities in which we do business Environmental responsibility a key part of doing business $400 million trust fund Accelerated reclamation and remediation Phelps Dodge Total Recordable Injury Rate (TRIR) U.S. Mining Industry Average = 4.1x U.S. Manufacturing Average = 5.9x x x x x x x x 8

Long-Lived Operating Assets Sudbury (100%) Reserves: 180 Production: 130 Mine Life: 30 Morenci (85%) Reserves: 2,827 Production: 340 Mine Life: 20 Antamina (33.75%) Reserves: 496 Production: 201 Mine Life: 15 Collahuasi (44%) Reserves: 1,984 Production: 140 Mine Life: 20 Candelaria (80%) Reserves: 271 Production: 143 Mine Life: 15 El Abra (51%)(2) Reserves: 232 Production(2): 118 Mine Life: 6 Voisey's Bay (100%) Reserves: 35 Production (1): 55 Mine Life: 30 PT Inco (61%) Reserves: 99 Production: 51 Mine Life: 30 Bagdad (100%) Reserves: 635 Production: 101 Mine Life: 20 Henderson (100%) Reserves: 151 Production: 32 Mine Life: 17 Sierrita (100%) Reserves: 1,089 Production: 79 Mine Life: 26 Note: Reserves and production shown on pro-rata basis. Reserves in millions of short tons. Production in thousands of short tons. Approximate mine life in years. Reserves reported in accordance with regulatory requirements for each company. (1) Estimated annual production. (2) Does not include potential expansion capacity. Cerro Verde (53.6%) Reserves: 942 Production(1): 160 Mine Life: 30 Copper Operations Copper Development Nickel Operations Nickel Development 9

Strong Growth Pipeline in Core Commodities


Copper Projects
Nickel Projects
Moly Projects
Greenfield Projects
Pomalaa (Inco)
Goro (Inco)
Safford (PD)
Koniambo (Falco)
El Morro (Falco)
Tenke Fungurume (PD)
El Pachon (Falco)
Frieda River (Falco)
Kabanga (Falco)
2006
2007
2008
2009
2010
Brownfield Projects
Henderson (PD)
Cerro Verde (PD)
Collahuasi Moly Recovery (Falco)
Collahuasi Debottlenecking (Falco)
Raglan Expansion (Falco)
1-D Lower (Inco)
Lomas Bayas Expansion (Falco)
Collahuasi Expansion (Falco)
Bahodopi (Inco)
Nickel Rim (Falco)
El Abra (PD)
Climax (PD)
Goro Expansion (Inco)
Totten (Inco)
Pomalaa Expansion Sorowako Limonite (Inco)
Safford - Lone Star (PD)
Voisey's Bay Expansion (Inco)
Tenke Fungurume Expansion (PD)

10
June 2006

Inco/Falconbridge Synergies Phelps Dodge Inco Synergies Feed Flow Optimization 205 Maximizing Throughput 135 Cost & Other Improvements 100 SG&A 110 Efficiency savings (QFZ/One Mine Strategy) Significant Additional Synergies from Three-Way Combination $550 $900 +$350 (1) Assumes discount rate of 7% % of Phelps Dodge Inco 2005 PF Revenue 4.3% NPV of Synergies (1) ~$5,800 (US$ in millions) Feed Flow Optimization Maximizing Throughput Cost & Other Improvements SG&A Technology & Debottlenecking "One Mine" and QfZ Projects Sourcing & Logistics SG&A and Exploration 11

Synergy Opportunities Key drivers of cost savings Optimization of product flow Rationalization of purchasing and procurement Corporate office and governance Shared business services Focused exploration Application of best practices across portfolio Continuous improvement in capital efficiency Additional benefits expected in subsequent years North American "One Mine" Quest for Zero program Proven track record of delivering synergies / cost reduction $135 million in synergies announced in Cyprus Amax transaction Exceeded initial estimates by 35% Achieved one year ahead of schedule Focus on Operational Excellence Has Delivered Superior Results to Shareholders 12

Leading S&P 500 Index Company Market Capitalization Source: FactSet as of June 23, 2006. (1) Pro forma market capitalization based on Phelps Dodge's combination with Inco / Falconbridge. 13

Strong Copper and Nickel Industry Fundamentals Nickel Demand 1970 2000 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Growth '92-'04 = 4.0% p.a. Growth '05-'15 = 4.3% p.a. (forecast) Growth '80-'89 = 3.3% p.a. Growth '70-'79 = 3.4% p.a. Demand projected to grow by 4.3% per annum between 2005 and 2015 (000's MT) Source: Brook Hunt. 1970 23000 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Growth '90-'04 = 3.1% p.a. Growth '05-'15 = 3.9% p.a. (forecast) Growth '80-'89 = 2.1% p.a. Growth '70-'79 = 3.1% p.a. (000's MT) Demand projected to grow by 3.9% per annum between 2005 and 2015 Copper Demand 14

Multiple Expansion Potential Significant Value Enhancement for All Shareholders Enterprise Value (US$ billions) Note: Size of circle represents the respective enterprise value. 2007 EBITDA based on consensus estimates Enterprise Value / 2007 EBITDA 15

Transaction Summary

Key Deal Terms

	Phelps Dodge Offer for Inco	Inco Offer for Falconbridge
Offer Price[1]:	C$80.13 / share	C$62.11 / share
Consideration Mix:	C$17.50 / share cash + 0.672 Phelps Dodge shares	C$17.50 / share cash + 0.55676 Inco shares
Aggregate Value:	C$14 billion cash + 301 million Phelps Dodge shares	C$7 billion cash + 216 million Inco shares
Premium [2]:	22.8%	11.9%
Breakup Fee:	Inco to Phelps Dodge • US$925 million (3%) if Inco is successful in acquiring Falconbridge • US$475 million (3%) if Inco standalone Phelps Dodge to Inco • US$500 million (3%)	Falconbridge to Inco • US$450 million
Key Conditions:	Phelps Dodge shareholder vote Inco shareholder vote	EU antitrust approval
Expected Closing:	September 2006	July 2006

(1) Based on Phelps Dodge closing price of US$82.95 per share, Inco closing price of C$65.25 per share and Falconbridge closing price of C$55.50 as of June 23, 2006
(2) Premium to June 23, 2006, closing price

16
June 2006

Summary of Phelps Dodge Inco Name: Phelps Dodge Inco Corporation Headquarters: Corporate, Copper Division: Phoenix, Arizona Nickel Division: Toronto, Ontario Key Management: Chairman and Chief Executive Officer: J. Steven Whisler Vice Chairman: Scott M. Hand President and Chief Operating Officer: Timothy R. Snider President Inco Nickel: Derek G. Pannell Chief Financial Officer: Ramiro G. Peru Listings: NYSE and TSX Board Composition: Phelps Dodge: 11 Inco/Falconbridge: 4 Pro Forma Ownership: Phelps Dodge Shareholders: 40% Inco Shareholders: 31% Falconbridge Shareholders: 29% 17

Transaction Structure Phelps Dodge Inco Shareholders C$17.50 Cash C$44.61 Stock C$62.11 C$17.50 Cash C$62.63 Stock C$80.13 Fully underwritten financing package from Citigroup and HSBC Expect to refinance bridge facilities in the capital markets ~US$2 billion of undrawn revolver capacity Phelps Dodge Offer Enhanced Inco Offer C$ 5.00 Cash C$10.42 Stock C$15.42 Implied Value Enhancement to Falconbridge Up to US$5.0 billion share repurchase Step 2 Step 1 Step 3 Inclusive of up to US$3.0 billion Convertible Subordinated Note purchase commitment 18

Transaction Timetables June July August September Phelps Dodge / Inco Timetable Inco / Falconbridge Timetable Enhanced Inco offer announced Announce transaction Preliminary PD proxy filed Inco mails its proxy PD proxy mailed Inco shareholder meeting Inco takes up Falconbridge (assuming antitrust clearance) June July PD shareholder meeting Closing 19

Financial Highlights

Summary Combined Financial Information 2005 Revenues 2005 EBITDA (1) 2005 Cash Flows from Operations (2) 2005 Net Profit (3) Note: US$ in millions. (1) Operating income before depreciation, depletion and amortization and special items and provisions. (2) Before working capital. (3) Net profit to common shareholders. +253% +222% +241% +205% $8,287 $20,953 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Phelps Dodge Phelps Dodge Inco 20

Phelps Dodge 2005 Inco 2005 Falconbridge 2005 Phelps Dodge Inco 2005 Operations 1770 739 1635 4144 Substantial Free Cash Flow (US$ in millions) Note: Free cash flow is calculated as net income plus non-cash charges less changes in working capital. (1) Net of approximately US$569 million in contributions to environmental trust, pension, and retiree medical and life plans. (2) Not adjusted to reflect pro forma transaction adjustments. (1) Free Cash Flow in 2005 (2) 21

Superior Value to All Shareholders Phelps Dodge Inco Cash Flow (1) Immediately accretive Earnings Per Share Accretive by 2008 Equity ownership in global industry leader Significant synergy potential Up to US$5 billion share repurchase program Current US$0.80 regular dividend per share maintained (1) Cash flow is defined as net income plus depreciation, depletion & amortization. 22

Attractive Premium Versus Teck and Xstrata Offers Phelps Dodge Offer: 22.8% Premium Enhanced Inco Offer: 11.9% Premium C$/share C$/share Note: Stock prices as of June 23, 2006. 23

Three-Way Combination is Superior Superior asset quality and growth profile Greater synergies than any other combination Highly liquid stock and leading member of S&P 500 Clear case for multiple expansion NYSE and TSX listings Approved by all three boards Enhanced premium to competing offers Ongoing equity participation in combined entity Significant presence and ongoing commitment to Canada Creating a Global Industry Leader 24

Shaping the Future: Creating a Global Industry Leader